UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

AOG Institutional Diversified Fund AOG Institutional Diversified Master Fund
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

AOG Institutional Diversified Fund

AOG Institutional Diversified Master Fund

11911 Freedom Drive Suite 730,

Reston, VA 20190

September 20, 2022

Dear Shareholder,

I am writing to inform you of the upcoming special meeting of shareholders (“the Special Meeting”) of AOG Institutional Diversified Fund (the “Feeder Fund”). The Feeder Fund is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”), and invests substantially all of its assets in AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Fund, the “Fund”), a Delaware statutory trust registered under the 1940 Act. At the Special Meeting, shareholders will have the opportunity to vote on important proposals affecting the Fund. The Special Meeting will be held on October 14, 2022, at 12:00 p.m. E.T. at the offices of Alpha Omega Group, Inc. dba AOG Wealth Management (the “Advisor”) at 11911 Freedom Drive, Suite 730, Reston, Virginia 20190.

The Advisor serves as investment advisor of the Fund. The board of trustees (the “Board”) of the Fund has approved the proposed increase of the annual advisory fee rate (the “Management Fee”) paid by the Master Fund to the Advisor from 0.50% to 1.49% of the Master Fund’s average daily Managed Assets (as defined below), subject to approval by the shareholders of the Fund at the Special Meeting. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) and calculated before giving effect to any repurchase of shares on such date.

As discussed in more detail in the enclosed proxy statement (the “Proxy Statement”), the Board has determined that the proposed increase of the Management Fee would be in the best interest of the Fund’s shareholders. The Board approved a new advisory agreement (the “New Advisory Agreement”) which permits the increased Management Fee, 1.49% of the Master Fund’s average daily Managed Assets, subject to approval of the shareholders of the Feeder Fund.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. This Proxy Statement provides greater detail about the proposals. The Board recommends that you read the enclosed materials carefully and vote in favor of each proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the meeting:

•	Mail: Complete and return the enclosed proxy card.

•	Internet: Access the website shown on your proxy card and follow the online instructions.

•	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

•	In person: Attend the special shareholder meeting on October 14, 2022.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

/s/ Frederick Baerenz

Frederick Baerenz

President and Chief Executive Officer

AOG INSTITUTIONAL DIVERSIFIED FUND

AOG INSTITUTIONAL DIVERSIFIED MASTER FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

Notice is hereby given that a special meeting of shareholders (“the Special Meeting”) of AOG Institutional Diversified Fund (the “Feeder Fund”) will be held on October 14, 2022, at 12:00 p.m. E.T. at the offices of Alpha Omega Group, Inc. dba AOG Wealth Management (the "Advisor") at 11911 Freedom Drive, Suite 730, Reston, Virginia 20190.

The Feeder Fund is a Delaware statutory trust registered under the Investment Company Act of 1940 (the “1940 Act”), and invests substantially all of its assets in AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Fund, the “Fund”), a Delaware statutory trust registered under the 1940 Act.

The meeting is being held so that shareholders can consider the following proposal and transact such other business as may be properly brought before the meeting (and any adjournments or postponements thereof):

1.	To approve a new investment advisory agreement (the “New Advisory Agreement”) between the Fund and the Advisor, which will increase the annual advisory fee rate (the “Management Fee”) paid by the Master Fund, from 0.50% to 1.49% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) and calculated before giving effect to any repurchase of shares on such date.

The Board of Trustees of the Fund unanimously recommends that you vote in favor of the proposals.

Shareholders of record of the Feeder Fund at the close of business on the record date, July 31, 2022, are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof.

By Order of the Board of Trustees,

/s/ Frederick Baerenz

Frederick Baerenz

President and Chief Executive Officer

September 20, 2022

PROXY STATEMENT

September 20, 2022

AOG Institutional Diversified Fund

AOG Institutional Diversified Master Fund

11911 Freedom Drive

Suite 730, Reston

VA 20190

Relating to a Special Meeting of Shareholders

to be held on October 14, 2022

Introduction. This proxy statement (the “Proxy Statement”) is being provided to you in connection with the solicitation of proxies by the board of trustees (the “Board”) of AOG Institutional Diversified Fund (the “Feeder Fund”) and AOG Institutional Diversified Master Fund (the “Master Fund” and together with the Feeder Fund, the “Fund”), with respect to the special meeting (the “Special Meeting”) of shareholders of the Fund. The Special Meeting will be held for the purposes set forth in the enclosed notice of Special Meeting of shareholders.

We anticipate that the notice of Special Meeting of shareholders, this Proxy Statement and the proxy card (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about September 27, 2022.

Important Notice Regarding the Availability of Proxy Materials

for the Shareholder Meeting to be Held on October 14, 2022:

The Notice of Special Meeting and Proxy Statement

are available at https://vote.proxyonline.com/AOG/docs/2022meeting.pdf.

Please read the proxy statement before voting on the proposals. If you need additional copies of this proxy statement or proxy card, please contact American Stock Transfer Fund Solutions at (800) 814-9324 or in writing at Alpha Omega Group, Inc. dba AOG Wealth Management, 11911 Freedom Drive, Suite 730, Reston VA 20190. Additional copies of this proxy statement will be delivered to you promptly upon request. To obtain directions to attend the meeting, please call (800) 814-9324. Shareholders of record of the Fund at the close of business on the record date, July 31, 2022 (the “Record Date”), are entitled to notice of and to vote at the meeting and any adjournment(s) or postponements thereof. As of the Record Date, we had 2,607,010 shares outstanding. Each share entitles its holder to one vote at the Special Meeting.

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BACKGROUND TO PROPOSALS

The Board recommended to the Fund that the annual advisory fee rate (the “Management Fee”) paid by the Master Fund to Alpha Omega Group, Inc. dba AOG Wealth Management (the “Advisor”), be increased from 0.50% to 1.49% of the Master Fund’s average daily Managed Assets. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) and calculated before giving effect to any repurchase of shares on such date. The Management Fee is paid to the Advisor out of the Master Fund’s assets and, therefore, decreases the net profits or increases the net losses of the Fund. Through its investment in the Master Fund, the Fund bears a proportionate share of the Management Fee paid by the Master Fund to the Advisor in consideration of the advisory and other services provided by the Advisor to the Master Fund.

As a result of the proposed increase in the Management Fee received by the Advisor from the Master Fund, the Board recommended the Fund and Advisor enter into a new investment advisory agreement (the “New Advisory Agreement”), subject to shareholder approval.

At a meeting held on July 6, 2022, the Board, half of which is comprised of trustees who are not “interested persons” of the Fund (the “Independent Trustees”), as that term is defined in the Investment Company Act of 1940 (the “1940 Act”), approved (i) the New Advisory Agreement, (ii) the increase in the Management Fee paid by the Master Fund from 0.50% to 1.49% of the Master Fund’s average daily Managed Assets, and (iii) the termination of the existing advisory agreement (the “Existing Advisory Agreement”), subject to shareholder approval.

PROPOSAL 1: APPROVAL OF THE NEW MANAGEMENT FEE AND THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND THE ADVISOR

Shareholders are being asked to approve the New Advisory Agreement between the Fund and the Advisor. The New Advisory Agreement permits the Advisor to receive a Management Fee paid by the Master Fund of 1.49% of the Master Fund’s average daily Managed Assets (the New Management Fee”).

Existing Advisory Agreement

The Advisor has served as the investment advisor to the Fund pursuant to the existing advisory agreement between the Fund and the Advisor dated December 13, 2021 (the “Existing Advisory Agreement”). The Existing Advisory Agreement was approved by the initial shareholder of the Fund on December 13, 2021.

New Advisory Agreement

The Board approved the New Advisory Agreement on July 6, 2022. In accordance with the 1940 Act, the New Advisory Agreement requires the approval of (1) the Board, including a majority of the Independent Trustees, and (2) the shareholders of the Fund.

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The terms of the New Advisory Agreement are similar to those of the Existing Advisory Agreement for the Fund, except for the increase of the Management Fee. If approved by shareholders of the Fund, the New Advisory Agreement will be effective on or about November 16, 2022, and will have an initial term of two years. The New Advisory Agreement will continue in effect from year to year thereafter if its continuance is approved, on behalf of the Fund, at least annually in the manner required by the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the “SEC”) thereunder.

Based on the considerations described below under “Board Considerations,” the Board, including all of the Independent Trustees, unanimously approved (i) the New Management Fee and (ii) the New Advisory Agreement on behalf of the Fund.

Summary of Existing Advisory Agreement and New Advisory Agreement

Other than the New Management Fee, there are no material differences between the terms of the New Advisory Agreement and the terms of the Existing Advisory Agreement. The form of the New Advisory Agreement is attached as Annex A, and the description of the New Advisory Agreement is qualified in its entirety by reference to Annex A.

Advisory Duties. Under the Existing Advisory Agreement and the New Advisory Agreement, the Advisor manages the investment and reinvestment of the assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board. Under both agreements, officers of the Advisor are required to create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder.

Compensation. Under the New Advisory Agreement, the Master Fund will pay the Advisor the New Management Fee which is higher than the Management Fee of 0.50% paid by the Master Fund under the Existing Advisory Agreement. Under both agreements, the Management Fee is accrued daily and paid monthly. Both agreements provide that the Fund will reimburse the Advisor for certain expenses that it pays on behalf of the Fund.

Brokerage. Both the Existing Advisory Agreement and the New Advisory Agreement authorize the Advisor to direct portfolio transactions to broker-dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker-dealer, including brokerage and research services. Both agreements provide that the Advisor will seek best execution of securities transactions and in compliance with Section 28(e) of the Securities Exchange Act of 1934, as amended. Under both agreements, the Advisor may pay a broker or a dealer a commission in excess of the amount of commission another broker or dealer would have charged if the Advisor determines in good faith that the commission paid was reasonable in relation to the brokerage and research services provided.

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Expenses. Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Fund assumes and shall pay all the expenses required for the conduct of its business, including expenses borne indirectly through the Master Fund’s investments in funds, all costs and expenses directly related to portfolio transactions and positions for the Feeder Fund, fees of the Advisor, fees and commissions in connection with the purchase and sale of portfolio securities for the Fund, costs, including the interest expense, of borrowing money, salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, trustees, members or employees of the Advisor or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those trustees of the Fund who are not interested persons of the Advisor or its affiliates, and auditing and legal fees and expenses. Both agreements provide that the Fund will reimburse the Advisor for any of the above expenses that it pays on behalf of the Fund.

Limitation on Liability. Both the Existing Advisory Agreement and the New Advisory Agreement provide that the Advisor shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders, except in the case of willful misfeasance, bad faith, or gross negligence in the performance of the Advisor’s duties or by reason of its reckless disregard of obligations and duties under the agreement.

Term. The Existing Advisory Agreement was in effect for an initial two-year term and was eligible to be continued thereafter for successive one-year periods if such continuance was specifically approved at least annually in the manner required by the 1940 Act. If the shareholders of the Fund approve the New Advisory Agreement, the New Advisory Agreement with respect to the Fund will be effective on or about November 16, 2022 and have an initial term, with respect to the Fund, ending two years after the effective date. Thereafter, the New Advisory Agreement for the Fund may be continued for successive one-year periods if approved at least annually in the manner required by the 1940 Act.

Termination. Both the Existing Advisory Agreement and the New Advisory Agreement terminate automatically in the event of assignment, at any time by the majority of the shareholders of the Fund or the Board upon 60 days’ written notice to the Advisor or by the Advisor upon 60 days’ written notice.

Amendments. Both the Existing Advisory Agreement and the New Advisory Agreement provide that the agreement may be amended only by written agreement between the Advisor and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Trustees and, where required by the 1940 Act, the shareholders of the Fund.

Information about the Advisor

The Advisor, located at 11911 Freedom Drive, Suite 730, Reston, VA 20190, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. Affiliates of the Advisor also manage other investment accounts. In the course of discharging its non-portfolio management duties under the advisory contract, the Advisor may delegate to affiliates certain administrative, non-investment advisory functions. As of August 23, 2022,

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the Advisor managed approximately $306 million in assets for individuals (including high net worth individuals), pension and profit sharing plans, charitable organizations, and corporations and other businesses.

The names and principal occupations of the principal executive officers of the Advisor are listed below:

Name and Principal Occupation/Title for each executive officer of the Advisor

Name	Position with the Advisor	Position with the Fund
Frederick Baerenz	President and Chief Executive Officer	President and Chief Executive Officer
Michelle Whitlock	Chief Financial Officer	Chief Financial Officer
James Ortlip	Chief Investment Officer	None

The address for the Advisor and the principal executive officers of the Advisor is 11911 Freedom Drive, Suite 730, Reston, VA 20190.

Compensation Paid to the Advisor

Under the Existing Advisory Agreement, the Advisor is entitled to receive a monthly Management Fee of 0.50% of the Master Fund’s average daily Managed Assets in return for the services provided by the Advisor as investment adviser to the Fund.

Management Fees Paid for the Fiscal Year Ended December 31, 2022

For the fiscal year ended December 31, 2022, the Advisor was entitled to $74,275 in Management Fees under the Existing Advisory Agreement. If the proposed Management Fee of 1.49% under the New Advisory Agreement had been in effect during the fiscal year ended December 31, 2022, the Advisor would have been entitled to $221,340 in Management Fees. The Management Fee rate of 1.49% is a 198% increase over the current Management Fee rate of 0.50%.

Board Considerations - Approval of New Advisory Agreement

The Board, half of which is comprised solely of trustees who are not “interested persons” (as defined under the 1940 Act) of the Fund (“Independent Trustees”), reviewed the New Advisory Agreement at a special meeting held on July 6, 2022. In determining whether to approve the New Advisory Agreement, the Board evaluated information relevant to its consideration of the New Advisory Agreement at the July 6 meeting. The Board also considered its regular discussions with management regarding the viability and performance challenges of the Fund.

As part of its discussions with the Advisor, the Board considered the proposed Management Fee and the potential impact on existing shareholders of the Fund.

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In considering the New Advisory Agreement, the Board reviewed and analyzed various factors with respect to the Fund that it determined were relevant, including the factors below, and made the following conclusions. In their deliberations, the Board did not identify any single factor as determinative but considered all factors together.

In addition to the specific factors considered by the Board below, the Board also considered broader factors, such as the responsibility, attention, and diligence the Advisor would need to devote to the Issuer once the Issuer’s securities were registered under the Securities Act of 1933, the fees charged by comparable funds, and ensuring that the New Advisory Fee was competitive to attract portfolio management talent and expand the personnel needed to support a fund whose investor based extended beyond the Advisor’s existing clients. In addition, the Board considered the superior performance of the Issuer relative to its peers, the long-term strategic direction for the Issuer, and the administrative and operational demands of operating a fund utilizing the Issuer’s unique liquidity feature supplied by The Nasdaq Private Market, LLC, in its evaluation of the New Advisory Fee.

Nature and Quality of Services Provided to the Funds

The Board analyzed the nature, extent and quality of the services provided by the Advisor to the Fund, noting that the Advisor has served as the Fund’s investment advisor since its inception in 2021. The Board concluded that the nature and quality of the services provided by the Advisor to the Fund was appropriate and that the Fund was likely to continue to benefit from services provided under the New Advisory Agreement.

Scope and Costs of Services Provided

The Board examined the New Management Fee under the New Advisory Agreement. The Board noted that the New Management Fee under the New Advisory Agreement (1.49%) is higher than the Management Fee under the Existing Advisory Agreement (0.50%). As part of its review at the July 6 meeting, the Board considered the fees realized, and the costs incurred, by the Advisor in providing investment advisory services to the Fund and the profitability to the Advisor of having a relationship with the Fund, as well as the projected profitability information under the new fee structure. The Board noted the fee waivers and unreimbursed expenses for the Fund since inception. At the July 6 meeting, the Board considered the financial information and condition of the Advisor and determined it to be sound.

Also as part of its review at the July 6 meeting, the Board considered the change in scope of investment management services provided by the Advisor to the Fund. The Board noted that under the Existing Advisory Agreement, the Advisor agreed to provide investment management services to the Fund during its private offering of shares. As of the date hereof, the Fund is seeking to register its shares with the SEC on Form N-2. The Board concluded that the Fund’s needs for investment management services have increased and as a Delaware statutory trust registered under the 1940 Act, the Fund will need additional research, marketing, and management support that was not contemplated under the Existing Advisory Agreement. In particular, the Fund will require additional marketing and management services from the Advisor

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once its shares are registered under the Securities Act of 1933 and it is selling shares to investors that are not already clients of the Advisor. This increased attention and regulatory demands will require the support and resources from Advisor personnel. As a result, the Board has determined that the New Advisory Fee provides appropriate and relative compensation for the increased duties, responsibilities, and resources demanded of the Fund conducting an offering registered under the Securities Act of 1933. At the July 6 meeting, the Board considered the general financial condition of the Advisor and determined it to be sound. In light of all of the information that it received and considered; the Board concluded that the New Management Fee was reasonable.

Economies of Scale and Fee Levels Reflecting Those Economies

The Board compared the Fund’s proposed fees under the New Advisory Agreement to the comparative data provided and discussed potential economies of scale. The Board noted that the Fund’s proposed advisory fee structure under the New Advisory Agreement does not contain any breakpoint reductions as the Fund grows in size. However, the Board noted that the Advisor had committed to review the possibility of incorporating breakpoints in the future should assets grow significantly. The Board concluded that the proposed fee structure under the New Advisory Agreement was reasonable given the Fund’s current and projected asset size under the New Advisory Agreement.

Benefits Derived from the Relationship with the Fund

The Board noted that the Advisor currently derives ancillary benefits from its association with the Fund in the form of research products and services received from unaffiliated broker-dealers who execute portfolio trades for the Fund. The Board determined such products and services have been used for legitimate purposes relating to the Fund by providing assistance in the investment decision-making space.

Based on its evaluation of the above factors, as well as other factors relevant to their consideration of the New Advisory Agreement, the trustees, all of whom are Independent Trustees, concluded that the approval of (i) the New Management Fee and (ii) the New Advisory Agreement was in the best interest of the Fund and its shareholders.

Based on all of the foregoing, the Board recommends that shareholders of the Feeder Fund vote FOR the approval of (i) the New Management Fee and (ii) the New Advisory Agreement.

OTHER INFORMATION

Proxies

Whether you expect to be personally present at the Special Meeting or not, we encourage you to vote by proxy. You can do this in one of three ways. You may complete, date, sign and return the accompanying proxy card using the enclosed postage prepaid envelope; you may vote by calling the toll-free number on the enclosed proxy card to reach an automated touchtone

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voting line; or you may vote by internet in accordance with the instructions noted on the enclosed proxy card. If voting by phone or the internet, you should have your proxy card near you because you will need to provide the control number shown on that card. Your shares will be voted as you instruct. If no choice is indicated, your shares will be voted FOR the proposals and in the discretion of the persons named as proxies on such other matters that may properly come before the Special Meeting. Any shareholder giving a proxy may revoke it before it is exercised at the Special Meeting by submitting to the secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Special Meeting and voting in person. A prior proxy can also be revoked through the website or toll-free telephone number listed on the enclosed proxy card. If not so revoked, the shares represented by the proxy will be cast at the Special Meeting and any adjournments thereof. Attendance by a shareholder at the Special Meeting does not, in itself, revoke a proxy.

Quorum

A quorum must be present at the meeting for the transaction of business. Under the Fund’s by-laws (the “By-laws”), a quorum is defined as the presence of a majority of the Trustees then in office. In the absence of a quorum, a majority of the Trustees present may adjourn the meeting until a quorum is present.

Interests of Certain Parties in the Proposals; Potential Conflicts of Interest

The Advisor has financial interests in the proposals because it will receive advisory fees from the Fund under the New Advisory Agreement. However, the Advisor, in recommending to the Board to approve the New Advisory Fee, has a fiduciary duty to act in the best interests of the Fund and its shareholders. In addition, the Board maintains ultimate oversight over the Fund and its advisory arrangement.

The Advisor also manages other accounts other than acting as investment adviser to the Issuer. The existence of these accounts and relationships, and the fiduciary duties that the Advisor owes to the Issuer on the one hand, and the accountholders, on the other hand, may pose a conflict of interest. Specifically, the Advisor may have a financial incentive to devote more time and attention to its investment management services to the Advisor than to its other accountholders, which may pay a lower management fee than that paid by the Issuer. Alternatively, if an accountholder has negotiated a fee arrangement whereby it pays the Advisor a higher fee than the New Advisory Fee, or if the Advisor receives a performance fee from a qualified client accountholder, the Advisor may have a financial incentive to devote more time and attention to such accountholder.

Required Vote

All Proposals

In order for a proposal to be approved with respect to the Fund, it must be approved by a majority of the Continuing Trustees (as defined in the By-laws) and the affirmative vote of a majority of all the votes cast at the meeting at which a quorum is present or, in the event it has

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not been so approved by the Continuing Trustees, the affirmative vote of at least 75% of the outstanding shares of the Fund entitled to be voted at the meeting at which a quorum is present. Abstentions will have the effect of a “no” vote on each proposal.

It is the Fund’s understanding that, due to the nature of the proposals at the meeting being “non-routine” matters, there will not be any “broker non-votes” (i.e. proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) at the Special Meeting.

Implementation of Proposals

If the proposal is approved, the New Advisory Agreement will become effective on or about November 16, 2022. If the proposal is not approved by shareholders of the Fund, the Existing Advisory Agreement will remain in effect and the Board will consider what actions, if any, may be appropriate.

Method and Cost of Proxy Solicitation

Proxies will be solicited by the Fund primarily by mail. The solicitation may also include telephone, email, internet, video or oral communications by certain officers of the Fund or officers or employees of the Advisor, who will not be paid for these services. The Advisor will pay the costs of the Special Meeting and the expenses incurred in connection with the solicitation of proxies. The Advisor will also reimburse brokers and other nominees for their reasonable expenses in communicating with the person(s) for whom they hold shares of the Fund.

Share Ownership Information

As of the Record Date, the officers and directors of the Fund, as a group, owned 1.81% of the Fund’s outstanding Shares. Unless otherwise noted below, as of the Record Date, no persons of record or are known by the Fund to own of record or beneficially more than 5% of the Fund’s outstanding Shares. The following table sets forth information regarding the beneficial ownership of the Fund’s common stock by each of the Fund’s executive officers and directors as of the Record Date.

Name	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Shares of Common Stock
Frederick Baerenz	44,706	1.71%
Michelle Whitlock	2,632	0.10%

 The address for the officers and directors of the Fund is 11911 Freedom Drive, Suite 730, Reston, VA 20190.

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Other Information

As noted above, the Fund’s investment advisor is Alpha Omega Group, Inc. dba AOG Wealth Management. The Advisor also serves as principal distributor of shares of the Fund. Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, serves as administrator, fund accountant, and transfer agent of the Fund. Fifth Third Bank, National Association, 38 Fountain Square Plaza, Cincinnati, OH 45202, serves as the custodian of the Fund as required by the 1940 Act. BBD, LLP, located at1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund.

Copies of the Fund’s most recent annual and semi-annual reports are available without charge upon writing to Ultimus Fund Solutions, LLC, located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, on the Fund’s website at https://lp.constantcontactpages.com/cu/4bxduWd/AOGDivInstFund or by calling, toll-free, 1-703-757-8020.

Householding

The SEC has adopted rules that permit investment companies, such as the Fund, to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders.

If you participate in householding and unless the Fund has received contrary instructions, only one copy of this proxy statement will be mailed to two or more shareholders who share an address. If you want to receive multiple copies of these materials or request householding in the future, please contact the Fund at the address and/or telephone number set forth above. Individual copies of reports will be sent to you within 30 days after the Fund receives your request to stop householding.

OTHER MATTERS

The Board knows of no other matters that may come before the Special Meeting, other than the proposals set forth above. If any other matter properly comes before the Special Meeting, the persons named as proxies will vote on the same in their discretion.

FUTURE MEETINGS; SHAREHOLDER PROPOSALS

The Fund is generally not required to hold an annual meeting of shareholders and the Fund generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the approval of a new advisory fee, are required to be taken under the 1940 Act. By observing this policy, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

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A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of the Fund hereafter called should send the proposal to the secretary of the Fund at the Fund’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

By Order of the Board of Trustees,

/s/ Frederick Baerenz

Frederick Baerenz

President and Chief Executive Officer

Reston, Virginia

September 20, 2022

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ANNEX A

FORM OF NEW INVESTMENT ADVISORY AGREEMENT

INVESTMENT MANAGEMENT AGREEMENT

AGREEMENT made as of [●], by and between AOG Institutional Diversified Fund, AOG Institutional Diversified Tender Fund, AOG Institutional Diversified Master Fund (the “Master Fund”), each a Delaware statutory trust (collectively, the “Fund”), and Alpha Omega Group, Inc. dba AOG Wealth Management, a Virginia corporation (the “Investment Manager”).

WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company; and

WHEREAS, the Fund desires to retain the Investment Manager to furnish certain investment advisory and portfolio management services to the Fund, and the Investment Manager desires to furnish such services;

NOW THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed between the parties hereto as follows:

1. The Fund hereby employs the Investment Manager to manage the investment and reinvestment of its assets, including the regular furnishing of advice with respect to the Fund’s portfolio transactions subject at all times to the control and oversight of the Fund’s Board of Trustees (the “Investment Advisory Services”), for the period and on the terms set forth in this Agreement. The Investment Manager hereby accepts such employment and agrees during such period to render the Investment Advisory Services and, if requested, any other services contemplated herein and to assume the obligations herein set forth, for the compensation herein provided. The Investment Manager shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way, or otherwise be deemed an agent of the Fund.

2. The Fund assumes and shall pay all the expenses required for the conduct of its business including, but not limited to:

a.	expenses borne indirectly through the Master Fund’s investments in funds (including privately offered pooled investment vehicles, such as hedge funds, which are issued in private placements to investors that meet certain suitability standards (“Private Markets Investment Funds”)), including, without limitation, any fees and expenses charged by the managers of the Private Markets Investment Funds (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees);

b.	all costs and expenses directly related to portfolio transactions and positions for each of AOG Institutional Diversified Fund and AOG Institutional Diversified Tender Fund’s (each a “Feeder Fund”) accounts, such as direct and indirect expenses associated with the Master Fund’s investments in Private Markets Investment Funds (whether or not consummated), and enforcing each Fund’s rights in respect of such investments;

c.	fees of the Investment Manager;

d.	fees and commissions in connection with the purchase and sale of portfolio securities for the Fund;

e.	costs, including the interest expense, of borrowing money;

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f.	fees and premiums for the fidelity bond required by Section 17(g) of the 1940 Act, or other insurance;

g.	taxes levied against the Fund and the expenses of preparing tax returns and reports;

h.	auditing fees and expenses;

i.	legal fees and expenses (including reasonable fees for legal services rendered to the Fund by the Investment Manager or its affiliates);

j.	salaries and other compensation of (1) any of the Fund’s officers and employees who are not officers, trustees, members or employees of the Investment Manager or any of its affiliates, and (2) the Fund’s chief compliance officer to the extent determined by those trustees of the Fund who are not interested persons of the Investment Manager or its affiliates (the “Independent Trustees”);

k.	fees and expenses incidental to trustee and shareholder meetings of the Fund, the preparation and mailings of proxy material, prospectuses, and reports of the Fund to its shareholders, the filing of reports with regulatory bodies, and the maintenance of the Fund’s legal existence;

l.	costs of the listing (and maintenance of such listing) of the Fund’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

m.	payment of dividends;

n.	costs of stock certificates;

o.	fees and expenses of the Independent Trustees;

p.	fees and expenses for accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services (including costs and out-of-pocket expenses payable to the Investment Manager or its affiliates for such services);

q.	costs of necessary office space rental and Fund web site development and maintenance;

r.	costs of membership dues and charges of investment company industry trade associations;

s.	such non-recurring expenses as may arise, including, without limitation, reorganizations, tender offers, liquidations, actions, suits or proceedings affecting the Fund and the legal obligation which the Fund may have to indemnify its officers and trustees or settlements made;

t.	all costs and expenses associated with the operation and ongoing registration of the Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

u.	costs and charges related to electronic platforms through which investors may access, complete and submit subscription and other Fund documents or otherwise facilitate activity with respect to their investment in the Fund, including through an auction conducted via The Nasdaq Private Market, LLC and its registered broker dealer and alternative trading system subsidiary, NPM Securities, LLC or similar platform; and

v.	such other types of expenses as may be approved from time to time by the Fund’s Board of Trustees.
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The Fund will reimburse the Investment Manager for any of the above expenses that it pays on behalf of the Fund.

3. The Investment Manager shall supply the Fund and the Board of Trustees with reports and statistical data, as reasonably requested. In addition, if requested by the Fund’s Board of Trustees, the Investment Manager or its affiliates may provide services to the Fund such as, without limitation, accounting, administration, bookkeeping, broker/dealer record keeping, clerical, compliance, custody, dividend disbursing, fulfillment of requests for Fund information, proxy soliciting, securities pricing, registrar, and transfer agent services. Any reports, statistical data, and services so requested, or approved by the Board of Trustees, and supplied or performed will be for the account of the Fund and the costs and out-of-pocket charges of the Investment Manager and its affiliates in providing such reports, statistical data or services shall be paid by the Fund, subject to periodic reporting to and examination by the Independent Trustees.

4. The services of the Investment Manager are not to be deemed exclusive, and the Investment Manager shall be free to render similar services to others in addition to the Fund so long as its services hereunder are not impaired thereby.

5. The Investment Manager shall create and maintain all necessary books and records in accordance with all applicable laws, rules and regulations, including but not limited to records required by Section 31(a) of the 1940 Act and the rules thereunder, as the same may be amended from time to time, pertaining to the Investment Advisory Services and other services, if any, performed by it hereunder and not otherwise created and maintained by another party pursuant to a written contract with the Fund. Where applicable, such records shall be maintained by the Investment Manager for the periods and in the places required by Rule 3la-2 under the 1940 Act. The books and records pertaining to the Fund which are in the possession of the Investment Manager shall be the property of the Fund and shall be surrendered promptly upon the Fund’s request, and the Fund shall have access to such books and records at all times during the Investment Manager’s normal business hours. Upon the reasonable request of the Fund, copies of any such books and records shall be promptly provided by the Investment Manager to the Fund or the Fund’s authorized representatives. The Investment Manager shall keep confidential any information obtained in connection with its duties hereunder provided, however, if the Fund has authorized and directed certain disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities or otherwise, the Fund shall reimburse the Investment Manager for its expenses in connection therewith, including the reasonable fees and expenses of the Investment Manager’s outside legal counsel.

6. For the Investment Advisory Services provided to the Fund pursuant to this Agreement, the Master Fund will pay to the Investment Manager and the Investment Manager will accept as full compensation therefor, a fee, payable on or before the tenth (10th) day of each calendar month, at the annual rate of 1.49% of the Master Fund’s Managed Assets (as defined below). Such fees shall be reduced as required by expense limitations imposed upon the Fund by any state in which shares of the Fund are sold. Reductions shall be made at the time of each monthly payment on an estimated basis, if appropriate, and an adjustment to reflect the reduction on an annual basis shall be made, if necessary, in the fee payable with respect to the last month in any calendar year of the Master Fund. The Investment Manager shall within ten (10) days after the end of each calendar year refund any amount paid in excess of the fee determined to be due for such year.

7. If this Agreement shall become effective subsequent to the first day of a month, or shall terminate before the last day of a month, the Investment Manager’s compensation for such fraction of the month shall be determined by applying the foregoing percentage to the Fund’s Managed Assets during such fraction of a month (calculated on an average daily basis if such fraction of a month is less than a week) and in the proportion that such fraction of a month bears to the entire month.

8. “Managed Assets” means the total assets of the Master Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Master Fund’s accrued liabilities (other than money borrowed for investment purposes), and calculated before giving effect to any repurchase of shares on such date.

9. The Investment Manager shall direct portfolio transactions to broker/dealers for execution on terms and at rates which it believes, in good faith, to be reasonable in view of the overall nature and quality of services provided by a particular broker/dealer, including brokerage and research services. Subject to the foregoing and applicable laws, rules and regulations, the Investment Manager may also allocate portfolio transactions to broker/dealers that remit a portion of their commissions as a credit against Fund expenses. With respect to brokerage and research services, the

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Investment Manager may consider in the selection of broker/dealers brokerage or research provided and payment may be made of a fee higher than that charged by another broker/dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended, or other applicable laws are met. Although the Investment Manager may direct portfolio transactions without necessarily obtaining the lowest price at which such broker/dealer, or another, may be willing to do business, the Investment Manager shall seek the best value for the Fund on each trade that circumstances in the market place permit, including the value inherent in on-going relationships with quality brokers. To the extent any such brokerage or research services may be deemed to be additional compensation to the Investment Manager from the Fund, it is authorized by this Agreement. The Investment Manager may place brokerage for the Fund through an affiliate of the Investment Manager, provided that such brokerage be undertaken in compliance with applicable law. The Investment Manager’s fees under this Agreement shall not be reduced by reason of any commissions, fees or other remuneration received by such affiliate from the Fund.

10. Subject to and in accordance with the Certificate of Trust, as amended (the “Charter”), Declaration of Trust and Bylaws of the Fund and similar documents of the Investment Manager, it is understood that trustees, officers, agents and shareholders of the Fund are or may be interested in the Fund as trustees, officers, shareholders and otherwise, that the Investment Manager is or may be interested in the Fund as a shareholder or otherwise and that the effect and nature of any such interests shall be governed by law and by the provisions, if any, of said Charter, Declaration of Trust or Bylaws of the Fund or similar documents of the Investment Manager.

11. This Agreement shall become effective upon the date hereinabove written and, unless sooner terminated as provided herein, this Agreement shall continue in effect for two years from the above written date. Thereafter, if not terminated, this Agreement shall continue automatically for successive periods of twelve months each, provided that such continuance is specifically approved at least annually (a) by a vote of a majority of the Trustees of the Fund or by vote of the holders of a majority of the Fund’s outstanding voting securities of the Fund as defined in the 1940 Act and (b) by a vote of a majority of the Trustees of the Fund who are not parties to this Agreement, or interested persons of such party. This Agreement may be terminated without penalty at any time either by vote of the Board of Trustees of the Fund or by a vote of the holders of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Manager, or by the Investment Manager on 60 days’ written notice to the Fund. This Agreement shall immediately terminate in the event of its assignment.

12. The Investment Manager shall not be liable to the Fund or any shareholder of the Fund for any error of judgment or mistake of law or for any loss suffered by the Fund or the Fund’s shareholders in connection with the matters to which this Agreement relates, but nothing herein contained shall be construed to protect the Investment Manager against any liability to the Fund or the Fund’s shareholders by reason of a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of obligations and duties under this Agreement.

13. The Investment Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Investment Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto. Notwithstanding anything herein to the contrary, the Investment Manager shall have in place at all times a reasonable disaster recovery plan and program.

14. As used in this Agreement, the terms “interested person,” “assignment,” and “majority of the outstanding voting securities” shall have the meanings provided therefor in the 1940 Act, and the rules and regulations thereunder.

15. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, provided, however, that nothing herein shall be construed in a manner inconsistent with the 1940 Act or any rule or regulation promulgated thereunder.

16. This Agreement constitutes the entire agreement between the parties hereto and supersedes any prior agreement, with respect to the subject hereof whether oral or written. If any provision of this Agreement shall be held or made invalid by a court or regulatory agency, decision, statute, rule or otherwise, the remainder of this Agreement shall not

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be affected thereby. This Agreement may be amended at any time, but only by written agreement between the Investment Manager and the Fund, which amendment has been authorized by the Board, including the vote of a majority of the Independent Trustees and, where required by the 1940 Act, the shareholders of the Fund.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

AOG INSTITUTIONAL DIVERSIFIED FUND

AOG INSTITUTIONAL DIVERSIFIED TENDER FUND

AOG INSTITUTIONAL DIVERSIFIED MASTER FUND

By:	/s/
Frederick Baerenz Chief Executive Officer

Alpha Omega Group, Inc. dba AOG Wealth Management

By:	/s/
Frederick Baerenz Chief Executive Officer

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PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-800-814-9324 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

AOG Institutional Diversified Fund
AOG Institutional Diversified Master Fund

The undersigned, revoking prior proxies, hereby appoints Frederick Baerenz and Michelle Whitlock, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Funds (the "Funds") to be held at the offices of Alpha Omega Group, Inc. dba AOG Wealth Management (the "Advisor") at 1911 Freedom Drive, Suite 730, Reston, Virginia 20190 on October 14, 2022, at 12:00 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-800-814-9324**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on October 14, 2022. The proxy statement for this meeting is available at:

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

https://vote.proxyonline.com/AOG/docs/2022meeting.pdf

AOG Institutional Diversified Fund
AOG Institutional Diversified Master Fund

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Funds' Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUNDS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]